BNC BANCORP

FIRST TRUST BANK



Acquisition of First Trust Bank
June 4, 2012

Forward Looking Statements

This presentation contains forward-looking statements relating the financial condition, results of operations and business of BNC Bancorp and its subsidiary Bank of North Carolina. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of BNC Bancorp, and the information available to management at the time that this presentation was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (i) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (ii) changes in the interest rate environment may reduce net margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (iii) competitive pressures among depository and other financial institutions may increase significantly; (iv) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BNC Bancorp is engaged; (v) local, state or federal taxing authorities may take tax positions that are adverse to BNC Bancorp; (vi) adverse changes may occur in the securities markets; (viii) competitors of BNC Bancorp may have greater financial resources and develop products that enable them to compete more successfully than BNC Bancorp; (viii) costs or difficulties related to the integration of First Trust Bank, Beach First National Bank, Regent Bank of SC, or Blue Ridge Savings Bank may be greater than expected; (ix) expected cost savings associated with our acquisition of these four banks may not be fully realized within the expected time frame; and (x) deposit attrition, customer loss or revenue loss following our acquisitions of First Trust, Beach First, Regent or Blue Ridge may be greater than expected. Additional factors affecting BNC Bancorp and Bank of North Carolina are discussed in BNC Bancorp's filings with the Securities and Exchange Commission (the "SEC", Annual Report on Form 0-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Please refer to the Securities and Exchange Commission's website at www.sec.gov where you can review such document. BNC Bancorp does not undertake a duty to update any forward-looking statements made during this presentation.

BNC BANCORP

Terms of the Transaction

Transaction Value[1]:	$35.0 million
Fixed Exchange Ratio:	0.98 BNCN shares for each share of NCFT
Consideration:	70% stock / 30% cash
Implied Price Per Share[1]:	$7.25 per share
Price / Tangible Book Multiple[2]:	73%
Capital Raise:	BNCN has signed definitive agreements to raise $72.5 million at $7.00 per share through a private placement with an expected closing in early to mid-June
Required Approvals:	Customary regulatory and NCFT shareholder approval
Expected Closing:	Fourth Quarter 2012

[1]Cash consideration fixed at $7.25 per share; as of 6/1/12, stock consideration would equate to $7.65 per share based on BNCN's $7.81 closing price
[2]Based on NCFT's tangible book value of $9.93 per share as of March 31, 2012
Source: Internal Company Documents

BNC BANCORP

Transaction Rationale

Strategic Rationale

- In market acquisition consistent with BNCN 's long term growth strategy
- Creates a $3+ billion institution, well positioned in key NC and SC markets
- Enhances franchise positioning and leverages current infrastructure in the growing Charlotte market
- Cultural similarity and strong community relationships

Attractive Financial Returns

- Meets BNCN's acquisition performance targets
- Significantly accretive to EPS in 2013
- Accretive to tangible book per share within 3 years including capital raise
- Significant overhead and operating synergies

Low Risk

- Comprehensive due diligence process completed, rigorous internal and third-party loan review and OREO inspection
- Conservative credit mark
- Track record of successfully operating in Charlotte market for 10+ years
- NCFT recently completed annual regulatory exam

Pro Forma Footprint

Western Carolinas - Asheville		
Branches	Loans ($000)	Deposits ($000)
6	122,038	152,111

Piedmont Triad - Greensboro		
Branches	Loans ($000)	Deposits ($000)
15	860,588	1,509,433

Raleigh - Durham		
Branches	Loans ($000)	Deposits ($000)
4	222,402	229,521



Watauga
Forsyth
Guilford
Durham
Orange
Iredell
Randolph
Rowan
Davidson
Wake
Buncombe
Haywood
Henderson
Mecklenburg
Cabarrus
NC
Transylvania
Greenville
SC
Horry
Georgetown
Beaufort
77
85
40
95
26
20

Charlotte		
Branches	Loans ($000)	Deposits ($000)
6	650,000	589,000

Coastal South Carolina		
Branches	Loans ($000)	Deposits ($000)
6	294,905	241,904

Acquisition	Ann. Date
First Trust Bank	6/4/2012
Hampton Roads Bankshares, Inc. (2 branches)	4/30/2012
KeySource Financial, Inc.	12/21/2011
Blue Ridge Savings Bank, Inc. (FDIC)	10/14/2011
Regent Bank	9/8/2011
Beach First National Bank (FDIC)	4/9/2011
SterlingSouth Bank & Trust Company	2/6/2006
Legacy BNC Bancorp	

BNC BANCORP

Note: Loan data as of 3/31/12; Deposit data as of 6/30/2011
Source: SNL Financial, Internal Company Documents

First Trust Bank

Franchise Summary

Headquarters:	Charlotte, NC
Established:	1999
Ticker:	(OTCBB: NCFT)
Branches:	3
TBV Per Share (3/31/12):	$9.93
Total Assets:	$437.7 million
Total Loans:	$227.9 million
Total Deposits:	$374.1 million
Tier 1 Leverage Ratio:	10.31%
TCE / TA:	10.86%
NPAs / Assets:	10.43%

Market Share – Metro Charlotte[1]

Rank	Institution:	Deps ($M):	Mkt Shr
1	Bank of America	$128,196	78.8%
2	Wells Fargo	$18,643	11.5%
3	BB&T Corp.	$4,440	2.7%
4	Fifth Third Bncp	$1,574	1.0%
5	SunTrust Banks	$1,246	0.8%
6	First Citizens Bncshrs	$1,169	0.7%
7	PNC Financial	$1,115	0.7%
8	Park Sterling	$856	0.5%
9	Yadkin Valley	$708	0.4%
10	Pro Forma	$589	0.4%
12	First Trust Bank	$401	0.3%
15	BNC Bancorp	$188	0.1%

[1] Defined as Charlotte and Statesville MSA, as of 6/30/11

Source: SNL Financial, Internal Company Documents, FDIC Summary of Deposits

Charlotte Market Highlights

Overview

- Well-diversified economy
- Major U.S financial center
- Cluster for corporate headquarters
  - 9 Fortune 500 companies (Lowe's, Goodrich, BOA, Chiquita)
  - U.S. Air Hub
- Center for U.S. motorsports industry
- Large base of energy-oriented organizations
- Growing trucking and freight transportation hub for East Coast

Demographic Highlights

- Population of Metro Charlotte[1]
  - 1,953,539
- Projected Population Growth
  - 8.5%
- Projected 2015 Household Income
  - $59,879
- Projected 2015 Household Income Growth
  - 12.2%

[1] Defined as Charlotte and Statesville MSA
Source: SNL Financial, Internal Company Documents

BNC BANCORP

Charlotte Opportunity

CURRENT BNC COMMERCIAL TEAM IN CHARLOTTE

- Eight (8) seasoned lenders made up of both CRE and middle-market C&I backgrounds
- All with 15+ years of experience in the Charlotte metro market
- All managed over $80mm portfolio at previous bank

SYNERGIES OF COMBINATION

- Seasoned lending staff with strong local ties in CRE and middle-market C&I
- Business Services product offerings that can provide sophisticated deposit solutions to the middle-market customers, including lockbox and cash management.
- Leverage strong credit and retail leadership
- Larger footprint, convenience and visibility throughout the Metro Charlotte market
- Highly successful retail staff with strong customer following

Credit Highlights

Due Diligence Overview

- Rigorous due diligence process to evaluate NCFT's credit portfolio
  - All non-performing and classified credits reviewed and larger properties visited
  - All OREO properties reviewed and larger properties visited
  - Expansive sample of performing credits reviewed
  - Third-Party Credit Review conducted on the entire portfolio by highly respected regional firm very familiar with the Carolina real estate market

Estimated Credit Mark

- Loan portfolio aggregate mark of ~6.3%
  - Nonaccrual loan mark of 31.5% after aggressive NCFT write-downs
  - Past dues and restructured loan marked at 12.5%
  - Performing loan mark of 3.1%
- OREO properties thoroughly reviewed for a 25% mark

Source: Internal Company Documents

Financial Impact of Transaction

Merger Assumptions

- Gross credit mark of 6.3%, $17.8 million
  - NCFT LLR of $7.1 million
- Merger related costs of $1.5 million
- Significant cost savings due to in market acquisition and branch overlap, expected to be in excess of 30%
- Revenue synergies not included
- CDI of 1.0%
- Projected Close of 4Q'12

Pro Forma Analysis

- Balance Sheet
  - Total assets ~$3.2 billion
  - Total loans ~ $2.3 billion
  - Total deposits ~ $2.7 billion
  - TCE ~ $221 million
- Capital Ratios
  - TCE/TA ~7.0%
  - Tier 1 Leverage ~9.0%
  - Tier 1 Capital ~12.5%
  - Total RBC ~14.0%

Source: Internal Company Documents

An Experienced Acquiror

Recent Acquisitions

Announce Date	Target	Deal Type	Location	Assets ($M)
6/4/12	First Trust Bank	Whole Bank	Charlotte, NC	$437
4/27/12	Hampton Roads Bncshrs (2 Branches)	Branch	Raleigh/Durham, NC	NA
12/21/11	KeySource Financial	Whole Bank	Durham, NC	$206
10/14/11	Blue Ridge Savings Bank	FDIC-Assisted	Ashville, NC	$168
9/8/11	Regent Bank	Whole Bank	Greenville, SC	$52
4/9/10	Beach First National Bank	FDIC-Assisted	Myrtle Beach, SC	$614

Source: SNL Financial, Internal Company Documents

Transaction Summary

- ✓ Transaction drives EPS growth and overall shareholder value for both BNCN and NCFT shareholders
- ✓ Unique opportunity as part of a larger, transformational initiative that includes:
  - ✓ Pending acquisition of KeySource Commercial Bank in Durham
  - ✓ Pending acquisition of two branches in the dynamic Triangle area of NC
  - ✓ Announced $72.5 million capital raise
- ✓ Increased presence in Charlotte , representing the combination of two experienced management and lending teams in the region
- ✓ Greatly accelerates BNC's execution on strategic plan to reach $1B in the Metro Charlotte market
- ✓ Pro forma institution will emerge stronger, well capitalized and poised to be one of the acquirors of choice for the Carolinas market

Investor Contacts

W. Swope Montgomery Jr.
President & Chief Executive Officer

Richard D. Callicutt II
Executive Vice President and Chief Operating Officer

David B. Spencer
Executive Vice President and Chief Financial Officer

BNC Bancorp
1226 Eastchester Drive
High Point, NC 27265
(336) 869-9200
www.bankofnc.com